Stock-Based Compensation	12 Months Ended
Mar. 31, 2023
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
19. Stock-Based Compensation
The Company maintains a stock compensation program for directors, executive officers and group executives of the Company. The Compensation Committee resolved in July 2014 and the Company’s shares are provided to retiree as the way of provision of the compensation through the Board Incentive Plan Trust. The Board Incentive Plan Trust purchases the Company’s common shares including future granting shares by an entrusted fund which the Company set in advance. The Company holds those shares as entrusted assets, separately from other treasury stock which the Company holds
.
Under

the program, points are granted annually to directors, executive officers and group executives of the Company based upon the prescribed standards of the Company. Upon retirement, eligible directors, executive officers and group executives receive a certain number of the Company’s common shares calculated by translating each point earned by that retiree to one common share.
In fiscal 2023, the Company granted 467,124 points, and 59,416 points were settled for individuals who retired during fiscal 2023. Total points outstanding under the stock compensation program as of March 31, 2023 were 2,273,956 points. The points were adjusted for the
10-for-1
stock split implemented on April 1, 2013.
During fiscal 2021, 2022 and 2023, the Company recognized stock-based compensation costs of its stock compensation program in the amount of ¥885 million, ¥1,191 million and ¥937 million, respectively.